--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                               Growth Stock Fund
--------------------------------------------------------------------------------
                                  June 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
GROWTH STOCK FUND
---------------------
* Continuing U.S. economic strength fueled stock market gains in the first half. Overseas, stocks in Asia and Latin America improved while Europe was hampered by a weak euro.
* The fund posted good returns for the 6- and 12-month periods ended June 30. First half results lagged the Lipper average because of our lower exposure to Internet stocks.
* Our portfolio is well diversified over a variety of domestic and foreign industries that should do well even if the economy slows later this year.
* While overall stock market gains could moderate, many positive forces that should benefit fund results are still in place.

================================================================================
FELLOW SHAREHOLDERS
================================================================================

     The strength of both the U.S. economy and stock market continued through the first half. Overseas, economies in the Far East showed signs of a modest recovery, and Latin America withstood a currency devaluation in Brazil, the largest market in the region. The European Union got off to a sluggish start as European economies slowed and the euro declined significantly versus the dollar after its January inception.

================================================================================
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 6/30/99         6 Months        12 Months
    ---------------------         --------        ---------
    Growth Stock Fund               8.54%           18.40%
    S&P 500                        12.38            22.76
    Lipper Growth Funds Average    11.65            18.87

================================================================================

     Your fund  generated a solid 8.54% return  during the six months ended June
30. The fund's average annualized compound total return for the past 1-, 3-, 5-, and 10-year periods stand at 18.40%, 25.54%, 23.92%, and 17.33%, respectively. Six-month results lagged both the unmanaged Standard & Poor's 500 Stock Index and the Lipper Growth Funds Average. Technology stocks were strong, particularly Internet stocks. We were underinvested in these areas and, while we remain focused on the long term, we did pay a short-term price. However, many of our large technology holdings did extremely well during the period and made valuable contributions to the fund's good absolute return. For the past 12 months, fund performance was closely in line with the average for our peers but behind the S&P 500, which was driven mostly by a small group of stocks within the index.

================================================================================
MARKET ENVIRONMENT
================================================================================

     As was the situation throughout most of 1998, the domestic stock market wore many faces during the past six months. Strong growth in GDP and good corporate earnings continued to drive stock prices higher. In the first quarter Internet stocks, in particular, soared to extremely high valuations considering that many companies in the sector have little or no earnings. At one point, the stock price of America Online made it the twelfth-largest U.S. company in terms of market capitalization.

     Then, suddenly in April, as interest rates moved higher and global economies showed signs of improvement, cyclical stocks whose fortunes are closely tied to economic cycles sprang to life. The speed of the move was somewhat surprising, since the commodities that support many of these companies' cash flows saw little price improvement.

     Rising interest rates during most of the six-month period posed a considerable concern for investors but did not succeed in restraining returns. At the end of June, the Federal Reserve raised the key fed funds rate a quarter-point in a preemptive strike against potentially higher inflation down the road. So far, the move has served to reassure investors that the Fed is standing guard to keep the economy from overheating and inflation from accelerating. While the rate hike did not slow the overall market, it did spur investors to turn their attention back to the growth stocks in which your fund invests.

================================================================================
INVESTMENT REVIEW
================================================================================

     Absolute performance was strong and several large holdings were major contributors. MICROSOFT, TYCO INTERNATIONAL, and MCI WORLDCOM continued to advance strongly. In addition, several financial stocks including CITIGROUP rebounded nicely, especially in the first quarter. We also were encouraged by the performance of new additions to the portfolio. We will get into these ideas more specifically in the next section, but in the aggregate our purchases and sales helped recent performance.

================================================================================

    PORTFOLIO CHARACTERISTICS
    -------------------------
                                Growth Stock
                                    Domestic
    As of 6/30/99                  Portfolio             S&P 500
    -------------                  ---------             -------
    Earnings Growth Rate
              Past 5 Years            17.4%               14.3%
              Projected 5 Years *     15.6                13.4
    Dividend Growth Rate
              Past 5 Years            13.7                10.8
              Projected 5 Years *     12.0                10.5
    Return on Equity
              Past 5 Years            22.6                22.7
    Long-Term Debt as
    Percent of Capital                26.5                30.8
    P/E Ratio (12-month forward
    projected earnings)               29.5X               27.9X

     * Forecasts are based on T. Rowe Price research and are in no way indicative of the fund's future investment returns.

================================================================================

     While returns were strong for the 6- and 12-month periods, we missed the opportunity for better performance during the most recent period because of several factors. As mentioned, compared with competitive funds we were slightly underinvested in technology stocks, which generated powerful gains in the first half -- especially Internet stocks. Our problem with most Internet stocks is that their current prices bear little relationship to fundamental valuations. We don't believe in owning any companies simply because they are going up or because our competitors own them. We focus on companies that will supply consistent cash flow growth over a reasonable period, and many Internet companies are not likely to be around over the long haul. We do believe that the Internet is a real force to be reckoned with and that its growth is, and will continue to be, explosive. Therefore, we will continue to be on the lookout for attractive stocks in this area.

     In addition, while we trimmed many insurance holdings in 1998, our remaining positions in property and casualty companies performed poorly in the first half. When the pricing environment is difficult, it is tough for growth companies in this industry to grow. ACE LIMITED, for example, which has expanded its book value significantly over the last several years, saw its stock price fall from 14 to 11 times earnings as near-term earnings flattened.

     Third, we positioned the fund for slower growth than the economy experienced in the first half. Several large positions such as SAFEWAY and FREDDIE MAC did poorly in an accelerating world economy, even though their earnings continued to grow at a good pace. Over time we expect these consistent earners to do well as they are priced below market averages and offer much better long-term growth potential.

     Finally, our international holdings constrained results. While HUTCHISON WHAMPOA, HSBC HOLDINGS, and MANNESMANN made positive contributions, we were hurt by a weak euro versus the dollar as well as problems with several consistent earnings growers. RENTOKIL GROUP, a company with a history of extraordinary long-term growth, and Tomkins announced a slowdown in earnings.

================================================================================
[Growth Stock Fund P/E Relative to the S&P 500 P/E; shown here]
================================================================================

     It is also worth noting that we eliminated NETWORK ASSOCIATES from the portfolio. The stock contributed a great deal to 1998 performance only to give it back in short order in the first quarter of this year. Subsequently, we lost faith in its prospects for growth.

================================================================================

PORTFOLIO MANAGEMENT
================================================================================

     While we invest for the long term, we fine-tune the portfolio at times to accommodate the pace of economic expansion. In general, since we stress consistent earnings growers, the fund tends to do better in a modest or decelerating economic environment. As the global economy accelerated in the first half of the year, we added a couple of companies positioned to benefit from the changing environment -- among them, Altera, a specialized semiconductor company.

     [Sector diversification pie chart shown here: Foreign 13%*, Technology 22%, Consumer Nondurables 16%, Financial 15%, Consumer Services 13%, Capital Equipment 8%, Other 9%, Reserves 4%] [* The percentage of foreign holdings is lower on page 16, since several were classified under various industry sectors:
Based on net assets as of 6/30/99.]

     We also added companies that should benefit from increased spending on telecommunications. So far this year, the market has been excited about growth in the Internet, cellular phone use, and data transmission. We share the enthusiasm but are more mindful of the current prices of many stocks and, therefore, are cautious about how much we pay for them.

     Accordingly, we purchased CORNING, the leader in fiber optic cables at an attractive stock valuation. In addition, we began to build positions selectively in other stocks that we believe have good potential. As valuations become more reasonable in this segment, we will continue to add to our holdings.

     It is worth noting that over the long term, an allocation to international stocks can help reduce the volatility of a domestic portfolio and offers broad opportunities to enhance returns. During the past few years, international markets have trailed U.S. stock returns. Recently in Europe, one of the major culprits was the weak euro, which has fallen about 12% versus the dollar since its inauguration in January 1999, reducing returns for U.S. investors. However, we remain optimistic about our foreign holdings and expect better returns in coming quarters.

     Finally, we continue to be consistent in our approach to stock selection. We look for leaders in growing markets -- companies with solid managements that generate strong cash flow -- and stay with them for the long term. Reflecting this strategy, companies like PFIZER, Freddie Mac, and Safeway have been rewarding investments for shareholders over time.

================================================================================
OUTLOOK
================================================================================

     Investors are hoping that the Fed's rate hike at the end of June will be enough to slow economic growth sufficiently and keep inflation in check. We anticipate some slowing in the economy by year-end, and we also expect sluggish international economies to continue along the path of improvement, but not to the point of overheating.

     While we believe stock market gains will moderate in the second half N particularly if interest rates move higher -- many positive factors remain. Productivity is strong and the Internet is a positive force in containing costs and inflation. For the most part, foreign economies appear healthier than they did last year, and global earnings growth is improving. Also, as can be seen from the chart on the previous page, our average P/E relative to the S&P 500 is at the lower end of its range for the past 25 years. Over time these factors should benefit the fund, which holds many of the world's leading companies in a wide variety of industries.

     As always, we will continue to work diligently on your behalf in our search for attractive ideas, both here and abroad.

Respectfully submitted,

/s/

Robert W. Smith
Chairman of the Investment Advisory Committee
July 23, 1999

================================================================================

T. Rowe Price Growth Stock Fund
-------------------------------
  PORTFOLIO HIGHLIGHTS
  --------------------
  TWENTY-FIVE LARGEST HOLDINGS
  ----------------------------
                                                      Percent of
                                                      Net Assets
                                                         6/30/99
--------------------------------------------------------------------------
  Tyco International                                         2.9%
--------------------------------------------------------------------------
  Freddie Mac                                                2.8
--------------------------------------------------------------------------
  Microsoft                                                  2.5
--------------------------------------------------------------------------
  MCI WorldCom                                               2.4
--------------------------------------------------------------------------
  GE                                                         2.4
--------------------------------------------------------------------------
  Citigroup                                                  2.2
--------------------------------------------------------------------------
  Bristol-Myers Squibb                                       1.9
--------------------------------------------------------------------------
  Wells Fargo                                                1.7
--------------------------------------------------------------------------
  United HealthCare                                          1.5
--------------------------------------------------------------------------
  Safeway                                                    1.5
--------------------------------------------------------------------------
  Waste Management                                           1.5
--------------------------------------------------------------------------
  Pfizer                                                     1.4
--------------------------------------------------------------------------
  BMC Software                                               1.3
--------------------------------------------------------------------------

  Intel                                                      1.3
--------------------------------------------------------------------------
  Merck                                                      1.3
--------------------------------------------------------------------------
  Wal-Mart                                                   1.3
--------------------------------------------------------------------------
  Bank of America                                            1.2
--------------------------------------------------------------------------
  Cisco Systems                                              1.2
--------------------------------------------------------------------------
  Hewlett-Packard                                            1.1
--------------------------------------------------------------------------
  Warner-Lambert                                             1.1
--------------------------------------------------------------------------
  Fannie Mae                                                 1.1
--------------------------------------------------------------------------
  Omnicom                                                    1.1
--------------------------------------------------------------------------
  AlliedSignal                                               1.1
--------------------------------------------------------------------------
  Associates First Capital                                   1.1
--------------------------------------------------------------------------
  Royal Dutch Petroleum                                      1.1
--------------------------------------------------------------------------
  Total                                                     40.0%

  Note: Table excludes reserves.
================================================================================

T. Rowe Price Growth Stock Fund
-------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
(Listed in descending order of size)
6 Months Ended 6/30/99

Ten Largest Purchases                        Ten Largest Sales
---------------------                        -----------------
MediaOne *                                   First Union **
Cardinal Health *                            MCI WorldCom
Roche Holding                                McKessonHBOC  **
MCI WorldCom                                 Biogen **
Altera *                                     Genentech  ***
Corning                                      Berkshire Hathaway
First Data *                                 Network Associates **
Tyco International                           AlliedSignal
IMS Health *                                 Novartis **
Ascend Communications ***                    Danaher

--------------------------------------------------------------------------------
     *    Position added
     **   Position eliminated
     ***  Acquired by another company

================================================================================

T. Rowe Price Growth Stock Fund
-------------------------------
    PERFORMANCE COMPARISON
    ----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.

[Growth Stock Fund SEC chart shown here]

    AVERAGE ANNUAL COMPOUND TOTAL RETURN
    ------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/99                  1 Year    3 Years    5 Years    10 Years
---------------------                  ------    -------    -------    --------
Growth Stock Fund                       18.40%    25.54%     23.92%      17.33%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Growth Stock Fund                                       Unaudited
-------------------------------                                       ---------
For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS

                                    6 Months          Year
                                       Ended         Ended
                                     6/30/99      12/31/98      12/31/97      12/31/96      12/31/95      12/31/94
  NET ASSET VALUE
  Beginning of period           $     32.07   $     28.99   $     26.18   $     23.35   $     18.75   $     20.42
---------------------------------------------------------------------------------------------------------------------------

  Investment activities
    Net investment income              0.06          0.22          0.23          0.19          0.23          0.18
    Net realized and
    unrealized gain (loss)             2.68          7.38          6.65          4.89          5.57         (0.01)
---------------------------------------------------------------------------------------------------------------------------

    Total from
    investment activities              2.74          7.60          6.88          5.08          5.80          0.17
---------------------------------------------------------------------------------------------------------------------------

  Distributions
    Net investment income                  -        (0.25)        (0.20)        (0.19)        (0.23)        (0.18)
    Net realized gain                      -        (4.27)        (3.87)        (2.06)        (0.97)        (1.66)
---------------------------------------------------------------------------------------------------------------------------

    Total distributions                   -         (4.52)        (4.07)        (2.25)        (1.20)        (1.84)
---------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE
  End of period                 $     34.81   $     32.07   $     28.99   $     26.18   $     23.35   $     18.75
==Ratios/Supplemental=Data

  Total return**                       8.54%        27.41%        26.57%        21.70%        30.97%         0.89%
---------------------------------------------------------------------------------------------------------------------------
  Ratio of total expenses to
  average net assets                   0.75%+        0.74%         0.75%         0.77%         0.80%         0.81%
---------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                           0.37%+        0.67%         0.75%         0.74%         1.09%         0.91%
---------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate             53.5%+        54.8%         40.9%         49.0%         42.5%         54.0%
---------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period
  (in millions)                 $      5,254  $      5,041  $      3,988  $      3,431  $      2,762  $      2,068
---------------------------------------------------------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Growth Stock Fund
-------------------------------
Unaudited                                                         June 30, 1999
PORTFOLIO OF INVESTMENTS
------------------------
                                                         Shares          Value
                                                              In thousands
COMMON STOCKS  96.2%
FINANCIAL  17.1%
Bank and Trust  4.5%
Bank of America                                          860,625  $     63,095
-------------------------------------------------------------------------------
Bank of New York                                       1,530,000        56,132
-------------------------------------------------------------------------------
Mellon Bank                                              700,000        25,462
-------------------------------------------------------------------------------
Wells Fargo                                            2,130,000        91,057
-------------------------------------------------------------------------------
                                                                       235,746
-------------------------------------------------------------------------------
Insurance  3.0%
ACE Limited                                            1,525,000        43,081
-------------------------------------------------------------------------------
Aetna                                                    485,000        43,377
-------------------------------------------------------------------------------
PartnerRe Holdings                                       595,409        22,254
-------------------------------------------------------------------------------
Travelers Property Casualty (Class A)                    350,000        13,694
-------------------------------------------------------------------------------
UNUM                                                     600,000        32,850
-------------------------------------------------------------------------------
                                                                       155,256
-------------------------------------------------------------------------------
Financial Services  9.6%
AMBAC                                                    300,000        17,137
-------------------------------------------------------------------------------

American Express                                         190,000        24,724
-------------------------------------------------------------------------------
Associates First Capital (Class A)                     1,310,800        58,085
-------------------------------------------------------------------------------
Citigroup                                              2,471,300       117,387
-------------------------------------------------------------------------------
Compass Group (GBP) *                                  2,000,000        19,843
-------------------------------------------------------------------------------
Fairfax Financial (CAD) *                                130,400        34,980
-------------------------------------------------------------------------------
Fannie Mae                                               870,400        59,514
-------------------------------------------------------------------------------
Freddie Mac                                            2,505,000       145,290
-------------------------------------------------------------------------------
Goldman Sachs Group *                                     96,000         6,936
-------------------------------------------------------------------------------
Morgan Stanley Dean Witter                               210,000        21,525
-------------------------------------------------------------------------------
                                                                       505,421
-------------------------------------------------------------------------------
Total Financial                                                        896,423

UTILITIES==0.5%

Telephone  0.5%
SBC Communications                                       425,000        24,650
-------------------------------------------------------------------------------
Total Utilities                                                         24,650

CONSUMER=NONDURABLES==16.6%

Beverages  1.2%
Coca-Cola                                                300,000  $     18,750
-------------------------------------------------------------------------------
PepsiCo                                                1,151,300        44,541
-------------------------------------------------------------------------------
                                                                        63,291
-------------------------------------------------------------------------------

Food Processing  0.4%
Sara Lee                                                 860,000        19,511
-------------------------------------------------------------------------------
                                                                        19,511
-------------------------------------------------------------------------------
Hospital Supplies/Hospital Management  2.2%
HealthSouth *                                          1,007,600        15,051
-------------------------------------------------------------------------------
United HealthCare                                      1,237,400        77,492
-------------------------------------------------------------------------------
Wellpoint Health Networks *                              290,000        24,614
-------------------------------------------------------------------------------
                                                                       117,157
-------------------------------------------------------------------------------
Biotechnology  0.3%
Amgen                                                    230,000        13,994
-------------------------------------------------------------------------------
                                                                        13,994
-------------------------------------------------------------------------------
Pharmaceuticals  9.3%
American Home Products                                   650,000        37,375
-------------------------------------------------------------------------------
Bristol-Myers Squibb                                   1,409,600        99,289
-------------------------------------------------------------------------------
Eli Lilly                                                540,000        38,677
-------------------------------------------------------------------------------
Johnson & Johnson                                        355,000        34,790
-------------------------------------------------------------------------------
Merck                                                    920,000        68,080
-------------------------------------------------------------------------------
Pfizer                                                   685,000        75,179
-------------------------------------------------------------------------------
Roche Holdings (CHF)                                       3,665        37,661
-------------------------------------------------------------------------------
Schering-Plough                                          760,000        40,280
-------------------------------------------------------------------------------
Warner-Lambert                                           860,000        59,662
-------------------------------------------------------------------------------
                                                                       490,993
-------------------------------------------------------------------------------

Miscellaneous Consumer Products  3.2%
Colgate-Palmolive                                        225,000        22,219
-------------------------------------------------------------------------------
Corning                                                  635,100        44,536
-------------------------------------------------------------------------------
Gillette                                                 310,000        12,710
-------------------------------------------------------------------------------
Hasbro                                                   300,000         8,381
-------------------------------------------------------------------------------
NIKE (Class B)                                           380,000        24,059
-------------------------------------------------------------------------------
Philip Morris                                          1,225,900        49,266
-------------------------------------------------------------------------------
Procter & Gamble                                          50,000         4,463
-------------------------------------------------------------------------------
                                                                       165,634
-------------------------------------------------------------------------------
Total Consumer Nondurables                                             870,580

CONSUMER=SERVICES==12.8%

Restaurants  0.4%
McDonald's                                               500,000  $     20,656
-------------------------------------------------------------------------------
                                                                        20,656
-------------------------------------------------------------------------------
General Merchandisers  2.4%
Kroger *                                               1,699,400        47,477
-------------------------------------------------------------------------------
Safeway *                                              1,560,000        77,220
-------------------------------------------------------------------------------
                                                                       124,697
-------------------------------------------------------------------------------

Specialty Merchandisers  3.6%
CVS                                                      822,100        41,722
-------------------------------------------------------------------------------
Home Depot                                               800,000        51,550
-------------------------------------------------------------------------------
Saks *                                                   600,000        17,325
-------------------------------------------------------------------------------
Tag Heuer ADR                                          1,060,600        11,004
-------------------------------------------------------------------------------
Wal-Mart                                               1,410,000        68,032
-------------------------------------------------------------------------------
                                                                       189,633
-------------------------------------------------------------------------------
Health Care Services  0.6%
IMS Health                                             1,000,000        31,250
-------------------------------------------------------------------------------
                                                                        31,250
-------------------------------------------------------------------------------
Entertainment and Leisure  1.5%
Carnival (Class A)                                       262,500        12,731
-------------------------------------------------------------------------------
Disney                                                   250,000         7,703
-------------------------------------------------------------------------------
Mirage Resorts *                                       1,143,200        19,149
-------------------------------------------------------------------------------
MediaOne Group *                                         530,000        39,419
-------------------------------------------------------------------------------
                                                                        79,002
-------------------------------------------------------------------------------
Media and Communications  4.3%
CBS *                                                  1,250,000        54,297
-------------------------------------------------------------------------------
Clear Channel Communications *                           469,100        32,339
-------------------------------------------------------------------------------
Fox Entertainment Group (Class A) *                    1,274,500        34,332
-------------------------------------------------------------------------------

Infinity Broadcasting (Class A) *                      1,105,700        32,894
-------------------------------------------------------------------------------
Time Warner *                                            600,000        44,100
-------------------------------------------------------------------------------
Tribune                                                  324,400        28,263
-------------------------------------------------------------------------------
                                                                       226,225
-------------------------------------------------------------------------------
Total Consumer Services                                                671,463

CONSUMER=CYCLICALS==2.0%

Building and Real Estate  2.0%
Crescent Real Estate Equities, REIT                      850,000        20,187
-------------------------------------------------------------------------------
Masco                                                  1,150,000  $     33,206
-------------------------------------------------------------------------------
Security Cap US Realty *                                 482,500         9,168
-------------------------------------------------------------------------------
Security Cap US Realty (Class A) *                       857,500        16,293
-------------------------------------------------------------------------------
Starwood Hotels & Resorts, REIT                          903,200        27,604
-------------------------------------------------------------------------------
Total Consumer Cyclicals                                               106,458

ELECTRONIC=TECHNOLOGY==1.1%

Networking  1.1%
Cisco Systems *                                          940,700        60,587
-------------------------------------------------------------------------------
Total Electronic Technology                                             60,587

TECHNOLOGY==18.4%

Electronic Components  4.0%
Altera *                                                 835,000        30,712
-------------------------------------------------------------------------------
Intel                                                  1,170,000        69,579
-------------------------------------------------------------------------------
Maxim Integrated Products *                              851,400        56,618
-------------------------------------------------------------------------------
Motorola                                                 150,000        14,213
-------------------------------------------------------------------------------
Texas Instruments                                        282,200        40,919
-------------------------------------------------------------------------------
                                                                       212,041
-------------------------------------------------------------------------------
Electronic Systems  3.0%
Dell Computer *                                          870,000        32,163
-------------------------------------------------------------------------------
EMC *                                                    470,000        25,850
-------------------------------------------------------------------------------
Hewlett-Packard                                          595,000        59,797
-------------------------------------------------------------------------------
Solectron *                                              560,000        37,345
-------------------------------------------------------------------------------
                                                                       155,155
-------------------------------------------------------------------------------
Telecommunications  3.5%
Lucent Technologies                                      825,000        55,636
-------------------------------------------------------------------------------
MCI WorldCom *                                         1,491,950       128,354
-------------------------------------------------------------------------------
                                                                       183,990
-------------------------------------------------------------------------------
Computer Services  2.4%
America Online *                                         330,000        36,465
-------------------------------------------------------------------------------

Automatic Data Processing                                900,000        39,600
-------------------------------------------------------------------------------
First Data                                               700,000        34,256
-------------------------------------------------------------------------------
Gartner Group (Class A) *                                829,700        17,009
-------------------------------------------------------------------------------
                                                                       127,330
-------------------------------------------------------------------------------
Computer Software  5.5%
BMC Software *                                         1,293,100  $     69,787
-------------------------------------------------------------------------------
Citrix Systems *                                         180,000        10,142
-------------------------------------------------------------------------------
Compuware *                                            1,000,000        31,781
-------------------------------------------------------------------------------
Microsoft *                                            1,460,000       131,583
-------------------------------------------------------------------------------
Parametric Technology *                                2,164,000        30,093
-------------------------------------------------------------------------------
Sterling Commerce *                                      442,900        16,166
-------------------------------------------------------------------------------
                                                                       289,552
-------------------------------------------------------------------------------
Total Technology                                                       968,068

CAPITAL=EQUIPMENT==7.9%

Electrical Equipment  3.6%
AlliedSignal                                             933,600        58,817
-------------------------------------------------------------------------------
GE                                                     1,130,000       127,690
-------------------------------------------------------------------------------
                                                                       186,507
-------------------------------------------------------------------------------
Capital Equipment  2.9%
Tyco International                                     1,602,450       151,832
-------------------------------------------------------------------------------
                                                                       151,832
-------------------------------------------------------------------------------

Machinery  1.4%
Danaher                                                  750,000        43,594
-------------------------------------------------------------------------------
Teleflex                                                 717,800        31,179
-------------------------------------------------------------------------------
                                                                        74,773
-------------------------------------------------------------------------------
Total Capital Equipment                                                413,112

BUSINESS=SERVICES=AND TRANSPORTATION  4.0%

Distribution Services  0.7%
Cardinal Health                                          560,000        35,910
-------------------------------------------------------------------------------
                                                                        35,910
-------------------------------------------------------------------------------
Miscellaneous Business Services  3.3%
Mutual Risk Management                                 1,150,332        38,393
-------------------------------------------------------------------------------
Omnicom                                                  740,000        59,200
-------------------------------------------------------------------------------
Waste Management                                       1,435,000        77,131
-------------------------------------------------------------------------------
                                                                       174,724
-------------------------------------------------------------------------------
Total Business Services and Transportation                             210,634
-------------------------------------------------------------------------------
ENERGY==3.4%

Energy Services  0.7%
Halliburton                                              800,000  $     36,200
-------------------------------------------------------------------------------
                                                                        36,200
-------------------------------------------------------------------------------
Integrated Petroleum - International  2.7%
Chevron                                                  345,000        32,840

-------------------------------------------------------------------------------
Mobil                                                    540,000        53,460
-------------------------------------------------------------------------------
Royal Dutch Petroleum ADR                                945,000        56,936
-------------------------------------------------------------------------------
                                                                       143,236
-------------------------------------------------------------------------------
Total Energy                                                           179,436
-------------------------------------------------------------------------------
PROCESS=INDUSTRIES==0.4%

Paper and Paper Products  0.4%
Kimberly-Clark                                           400,000        22,800
-------------------------------------------------------------------------------
Total Process Industries                                                22,800
-------------------------------------------------------------------------------
MISCELLANEOUS==5.6%

Conglomerates  1.0%
Berkshire Hathaway (Class A) *                               750        51,675
-------------------------------------------------------------------------------
                                                                        51,675
-------------------------------------------------------------------------------
Other Miscellaneous Common Stocks  4.6%                                243,119
-------------------------------------------------------------------------------
Total Miscellaneous                                                    294,794
-------------------------------------------------------------------------------
MISCELLANEOUS=FOREIGN==6.4%

Europe  5.3%
Gehe (EUR)                                               117,600         5,407
-------------------------------------------------------------------------------
Getronics (EUR)                                          381,644        14,674
-------------------------------------------------------------------------------
Mannesmann (EUR) *                                       230,000        34,308
-------------------------------------------------------------------------------

Rentokil Group (GBP)                                   4,296,800        16,661
-------------------------------------------------------------------------------
Telebras ADR                                             394,300        35,561
-------------------------------------------------------------------------------
Telecom Italia (EUR)                                   2,980,000        30,965
-------------------------------------------------------------------------------
Tomkins (GBP)                                          8,594,000        37,252
-------------------------------------------------------------------------------
UBS (CHF)                                                 30,000         8,951
-------------------------------------------------------------------------------
VNU (EUR)                                                700,000        27,962
-------------------------------------------------------------------------------
Vodafone ADR                                             227,500        44,818
-------------------------------------------------------------------------------
Wolters Kluwer (EUR) *                                   596,204  $     23,723
-------------------------------------------------------------------------------
                                                                       280,282
-------------------------------------------------------------------------------
Far East  1.1%
HSBC Holdings (HKD)                                      375,600        13,700
-------------------------------------------------------------------------------
Hutchison Whampoa (HKD)                                4,649,600        42,100
-------------------------------------------------------------------------------
                                                                        55,800
-------------------------------------------------------------------------------
Total Miscellaneous Foreign                                            336,082
Total Common Stocks (Cost  $3,080,604)                               5,055,087

SHORT-TERM=INVESTMENTS==5.0%
Money Market Fund  5.0%
Reserve Investment Fund, 5.05% +                     259,425,771       259,426
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $259,426)                          259,426

=Total=Investments=in=Securities===============================================
 101.2% of Net Assets (Cost $3,340,030)                          $  5,314,513

 Other Assets Less Liabilities                                        (60,976)

 NET ASSETS                                                      $  5,253,537

--------------------------------------------------------------------------------
    #  Seven-day yield
    +  Affiliated company
    *  Non-income producing
  ADR  American Depository Receipt
 REIT  Real Estate Investment Trust
  CAD  Canadian dollar
  CHF  Swiss franc
  EUR  Euro
  GBP  British sterling
  HKD  Hong Kong dollar


  The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Growth Stock Fund
-------------------------------
Unaudited                                                         June 30, 1999
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
    In thousands

  Assets
  Investments in securities, at value
    Affiliated companies (cost $259,426)                      $     259,426
    Other companies (cost $3,080,604)                             5,055,087
-----------------------------------------------------------------------------
    Total investments in securities                               5,314,513
  Other assets                                                       62,387
-----------------------------------------------------------------------------
  Total assets                                                    5,376,900

==Liabilities================================================================
  Total liabilities                                                 123,363

  NET ASSETS                                                  $   5,253,537
--------------------------------------------------------------------------------
  Net Assets Consist of:
  Accumulated net investment income - net of distributions    $       9,098
  Accumulated net realized gain/loss - net of distributions         666,220
  Net unrealized gain (loss)                                      1,974,460
  Paid-in-capital applicable to 150,929,091 shares of
  $1.00 par value capital stock outstanding;
  200,000,000 shares authorized                                   2,603,759

  NET ASSETS                                                  $   5,253,537

  NET ASSET VALUE PER SHARE                                   $       34.81

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Growth Stock Fund
-------------------------------
Unaudited
STATEMENT OF OPERATIONS
-----------------------                                           In thousands
                                                                      6 Months
                                                                         Ended
                                                                       6/30/99
==Investment=Income============================================================
  Income
    Dividend                                                     $      21,986
    Interest (including $6,096 from affiliated companies)                6,190
-------------------------------------------------------------------------------
    Total income                                                        28,176
-------------------------------------------------------------------------------
  Expenses
    Investment management                                               14,380
    Shareholder servicing                                                4,054
    Custody and accounting                                                 193
    Prospectus and shareholder reports                                     181
    Legal and audit                                                         48
    Registration                                                            36
    Directors                                                                9
    Miscellaneous                                                           22
-------------------------------------------------------------------------------
    Total expenses                                                      18,923
    Expenses paid indirectly                                                (2)
-------------------------------------------------------------------------------
    Net expenses                                                        18,921
-------------------------------------------------------------------------------
  Net investment income                                                  9,255
-------------------------------------------------------------------------------
==Realized=and=Unrealized=Gain=(Loss)
  Net realized gain (loss)
    Securities                                                         486,348
    Foreign currency transactions                                         (587)
-------------------------------------------------------------------------------

    Net realized gain (loss)                                           485,761
-------------------------------------------------------------------------------
  Change in net unrealized gain or loss
    Securities                                                         (73,257)
    Other assets and liabilities
    denominated in foreign currencies                                      (47)
-------------------------------------------------------------------------------
    Change in net unrealized gain or loss                              (73,304)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                              412,457
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                         $     421,712

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Growth Stock Fund
-------------------------------
Unaudited
    STATEMENT OF CHANGES IN NET ASSETS
    ----------------------------------                            In thousands
                                                       6 Months          Year
                                                          Ended         Ended
                                                        6/30/99      12/31/98
                                                        -------      --------
Increase=(Decrease)=in=Net=Assets
  Operations
    Net investment income                            $    9,255     $   29,789
    Net realized gain (loss)                            485,761        632,067
    Change in net unrealized gain or loss               (73,304)       429,354
-------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations   421,712      1,091,210
-------------------------------------------------------------------------------
  Distributions to shareholders
    Net investment income                                     -        (34,624)
    Net realized gain                                         -       (590,994)
-------------------------------------------------------------------------------

    Decrease in net assets from distributions                 -       (625,618)
-------------------------------------------------------------------------------
  Capital share transactions*
    Shares sold                                         331,709        685,694
    Distributions reinvested                                  -        590,388
    Shares redeemed                                    (541,132)      (688,824)
-------------------------------------------------------------------------------
    Increase (decrease) in net assets from capital
    share transactions                                 (209,423)       587,258
-------------------------------------------------------------------------------
Net=Assets
  Increase (decrease) during period                     212,289      1,052,850
  Beginning of period                                 5,041,248      3,988,398
-------------------------------------------------------------------------------
  End of period                                      $5,253,537     $5,041,248

*Share information
    Shares sold                                          10,124         21,358
    Distributions reinvested                                  -         19,818
    Shares redeemed                                     (16,392)       (21,552)
-------------------------------------------------------------------------------
    Increase (decrease) in shares outstanding            (6,268)        19,624

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Growth Stock Fund
-------------------------------
Unaudited                                                         June 30, 1999

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 1, 1950.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange deter mined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $1,298,172,000 and $1,449,395,000, respectively, for the six months ended June 30, 1999.

================================================================================

NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $3,340,030,000. Net unrealized gain aggregated $1,974,483,000 at period end, of which $2,036,537,000 related to appreciated investments and $62,054,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $2,397,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,072,000 for the six months ended June 30, 1999, of which $563,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 6.2% of the outstanding shares of the fund at June 30, 1999. For the six months then ended, the fund was allocated $405,000 of Spectrum expenses, $99,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $6,096,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended June 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $12,092,000 with certain affiliates of the manager and paid commissions of $11,000 related thereto.

================================================================================

T. Rowe Price Shareholder Services
----------------------------------

          INVESTMENT SERVICES AND INFORMATION
          -----------------------------------
          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

          AUTOMATED 24-HOUR SERVICES
          --------------------------
          TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          INTERNET. T. ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

          ACCOUNT SERVICES
          ----------------
          CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. Rowe Price Shareholder Services; continued

          AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

          BROKERAGE SERVICES*
          -------------------
          INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          TO OPEN AN ACCOUNT Call a shareholder service representative for more information. Investment Information

          INVESTMNET INFORMATION
          ----------------------
          COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          PERFORMANCE UPDATE This quarterly report reviews recent market develop ments and provides comprehensive performance information for every T. Rowe Price fund.

          INSIGHTS These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

          DETAILED INVESTMENT GUIDES Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.
          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================
T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
----------------------------------------
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth

Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------------------------------------

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond

New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond
----------------------------------------

International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS +
----------------------------------------

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
----------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
----------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly named Florida Insured Intermediate Tax-Free.
***  Formerly named Tax-Free Insured Intermediate Bond.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
===========================================================================

T. Rowe Price Retirement Plans and Resources

          RETIREMENT PLANS AND RESOURCES
          ------------------------------
          We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

          IRAs AND QUALIFIED PLANS
          ------------------------
          Traditional IRA
          Roth IRA
          Rollover IRA
          SEP-IRA
          SIMPLE IRA
          Profit Sharing

          Money Purchase Pension
          "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
          401(k)
          403(b)
          457 Deferred Compensation

          RETIREMENT RESOURCES AT T. ROWE PRICE
          -------------------------------------
          PLANNING AND INFORMATIONAL GUIDES
          ---------------------------------
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

          INVESTMENT KITS
          ---------------
          The IRA Investing Kit
          Roth IRA Conversion Kit
          Rollover IRA Kit
          The T. Rowe Price SIMPLE IRA Plan Kit
          The T. Rowe Price SEP-IRA Plan
          The Simplified Keogh Plan [Registration Mark] From T. Rowe Price
          The T. Rowe Price 401(k) Century Plan [Registration Mark] (for small businesses)
          Money Purchase Pension/Profit Sharing Plan Kit
          Investing for Retirement in Your 403(b) Account
          The T. Rowe Price No-Load Variable Annuity Information Kit

          INSIGHTS REPORTS
          ----------------
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

          SOFTWARE PACKAGES
          -----------------
          T. ROWE PRICE RETIREMENT PLANNING ANALYZER [TM] CD-ROM or diskette $19.95. To order, please call
          1-800-541-5760. Also available
          on the Internet for $9.95.

          T. ROWE PRICE VARIABLE ANNUITY ANALYZER [TM] CD-ROM or diskette, free. To order, please call 1-800-469-5304.

          Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.
===========================================================================
T. Rowe Price Insights Reports
------------------------------

          THE FUNDAMENTALS OF INVESTING

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS
          ----------------
          GENERAL INFORMATION
          The ABCs of Y2K
          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          ---------------------
          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          -------------------
          The Basics of International Stock Investing
          The Basics of Tax-Free Investing
          The Fundamentals of Fixed Income Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company Stocks Understanding
          Derivatives Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          ------------------
          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

================================================================================
T. Rowe Price Brokerage
-----------------------
          BROKERAGE SERVICES
          ------------------
          T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*

          INTERNET AND AUTOMATED SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

          RESEARCH SERVICES To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

          DIVIDEND REINVESTMENT SERVICE This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

          By focusing on our customers' needs, T. Rowe Price Brokerage earned a top-10 overall ranking in SMARTMONEY'S 1999 survey of leading discount brokerage firms. Our emphasis on providing top-notch customer service was recognized with a first-place ranking for Responsiveness and a third-place ranking for Web Site Reliability.***

          * Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
          ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.
          *** Survey covered 21 leading discount brokerage firms. Overall rankings reflected scores in eight categories. The Responsiveness category was based on how long it took to respond to customers in three areas -- e-mail, telephone, and mail. The Web Site Reliability category was based both on delays and downtime over a 105-day period from January 1, 1999, to April 12, 1999.

================================================================================
FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates 100
East Pratt Street Baltimore,
Maryland 21202 This report is
authorized for distribution
only to shareholders and to
others who have received a
copy of the prospectus
appropriate to the fund or
funds covered in this report.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

T. Rowe Price Investment Services, Inc., Distributor.        F40-051  6/30/99